SCUDDER
                                                                     INVESTMENTS

Lifecycle Short Range Fund -- Investment Class
Lifecycle Mid Range Fund -- Investment Class
Lifecycle Long Range Fund -- Investment Class

Supplement dated January 31, 2003, to each Fund's Prospectus dated July 31, 2002

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The following is added to the last paragraph under the "Principal Investments" -- "Derivatives" section:

Additionally, to the extent that a fund invests up to 25% of its total assets in forward currency exchange contracts in the currencies of these countries, the fund may also invest up to 25% of its assets in short positions in these same types of contracts.

The following is added to the paragraph under "Principal Investments" -- "Index Derivatives" section:

Each of the Funds may invest up to an additional 15% of its total assets in short positions of international stock or fixed income index futures, provided that such fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, each of the funds may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

The following replaces the last paragraph in the "Risks" -- "Derivative Risk" section:

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of each fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


               Please Retain This Supplement for Future Reference



BT Investment Funds                                             January 31, 2003
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